LEVCO EQUITY VALUE FUND
                         A SERIES OF LEVCO SERIES TRUST



           SUPPLEMENT TO CLASS I SHARE PROSPECTUS DATED APRIL 6, 2004


1) The following modifies and replaces the disclosure regarding the fees and expenses of the Fund that appears on p. 4 of the Prospectus under the caption "Past Performance".

                                PAST PERFORMANCE

          The two tables below show information about the Fund's annual return based on the performance of Class A shares. There were no Class I shares outstanding during the periods shown. The first table shows the Fund's performance for 1998, 1999, 2000, 2001, 2002 and 2003. (It does not show the performance from the Fund's commencement of operations on August 4, 1997 through December 31, 1997, when the Fund's total return was 0.80%). The second table shows how the Fund's performance compares to that of the S&P 500 Index and the Russell 1000 Value Index. These tables allow you to compare the Fund's performance to the performance of the U.S. securities markets generally, and give you some indication of the risks of investing in the Fund. The information shown assumes reinvestment of dividends and distributions. Class I shares would have had substantially similar annual returns because the Fund's shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class A and Class I shares have different expenses. If the expenses of Class I shares had been included, returns would have been lower. In addition, the returns shown do not reflect the fees and charges imposed by the Qualified Plans that invest in the Fund's shares. Had those fees and charges been included, returns would have been lower. As with all mutual funds, past performance is not a prediction of future results.


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                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR
                            -------------------------


                                [OBJECT OMITTED]





                                    BEST QUARTER: 18.53% (QUARTER ENDED 6/30/03)

                                    WORST QUARTER: (21.17)% (QUARTER ENDED
                                    9/30/02)






                              AVERAGE ANNUAL RETURN
                                 AS OF 12/31/03
                              ---------------------

                                                                        SINCE
                                       1 YEAR           5 YEARS       INCEPTION*
                                      --------         ---------      ----------
Fund...........................        28.57%            3.25%          5.05%
S&P 500 Index..................        28.67%           -0.57%          3.92%
Russell 1000 Value Index               30.03%            3.56%          6.20%

---------------
* The quoted performance for the Fund's shares reflects the performance of the Class A shares with an inception date of August 4, 1997.


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2)   The following modifies and replaces the disclosure regarding the fees and expenses of the Fund that appears on p. 6 of the Prospectus under the caption "Fees and Expenses".

                                FEES AND EXPENSES

          This table describes the fees and expenses that you can expect to pay or bear if you buy and hold Class I shares of the Fund.


                 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
                   INVESTMENT):

                 Maximum Sales Charge (Load) Imposed
                 on Purchases (as a percentage
                    of offering price)............................  NONE
                 Maximum Deferred Sales Charge (Load).............  NONE
                 Maximum Sales Charge (Load) Imposed
                  on Reinvestment of Dividends....................  NONE
                 Redemption Fees..................................  NONE
                 Exchange Fees....................................  NONE

                 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A PERCENTAGE OF
                 AVERAGE NET ASSETS):

                 Management Fee................................... 0.62%*
                 Distribution and Service (12b-1) Fees............  NONE

                 Other Expenses................................... 1.62%
                 Total Annual Fund
                    Operating Expenses............................ 2.24%**

               ----------
               * The Board of Trustees has amended the investment advisory agreement effective April 6, 2004 to reduce the Fund's management fee. The fee table has been restated to reflect the current management fee.

               ** The investment adviser voluntarily has undertaken to limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to 1.10% of its average net assets. Such arrangements typically take the form of either a reimbursement of expenses or a fee waiver by the investment adviser. During the fiscal year ended December 31, 2003, the investment adviser waived its entire management fee of $170,307 and reimbursed the Fund an additional amount of $53,826. The investment adviser has reserved the right to discontinue this arrangement at any time.

                    EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


                    The Example is based upon Total Annual Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


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                           1 YEAR       3 YEARS     5 YEARS      10 YEARS
                           ------       -------     -------      --------

                            $227          $700       $1,200       $2,575


          The table and Example above reflect the Fund related fees and expenses that a Qualified Plan, or your participant account in a Qualified Plan, will bear indirectly by investing in Class I shares of the Fund. Qualified Plans and participant accounts in Qualified Plans may also incur various fees and expenses that are not reflected in this Prospectus. If the table and Example included these fees and expenses, the fees and expenses shown in the table and the Example would be higher.



3) The following disclosure is added to the end of the paragraph titled "Transfer Agent and Accounting Services" on page 11 of the Prospectus.

          The Trust has retained The Vanguard Group, Inc. as sub-transfer agent of the Fund to receive orders for the purchases and redemptions by Qualified Plans of Class I shares of the Fund.






                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2004.


    PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.



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            SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED APRIL 6, 2004

The following disclosure is added as a new paragraph the end of the section titled "Transfer Agent and Accounting Services" on page 30 of the SAI.

          The Trust has retained The Vanguard Group, Inc., [address] ("Vanguard") as sub-transfer agent of the Fund to receive orders for the purchases and redemptions by Qualified Plans of Class I shares of the Fund. For providing these services, the Fund will pay Vanguard a quarterly fee calculated at the annual rate of 0.25% of the average daily net assets attributable to the Class I shares.





                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2004.


       PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SAI FOR FUTURE REFERENCE.